UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2007
SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)
Delaware
     (State or other jurisdiction of incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)
(408) 616-4000

(Registrant’s telephone number)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit List
EXHIBIT 99.01
EXHIBIT 99.02

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On February 8, 2007, Silicon Image, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2006, a copy of which is attached hereto as Exhibit 99.01. On February 8, 2007, the Registrant also presented its financial results for the quarter and fiscal year ended December 31, 2006 in a conference call with investors and analysts. The conference call was pre-announced and was available to the public through live teleconference and web cast. In addition, a replay of the web cast of the conference call will be available on the Registrant’s website until midnight Pacific Time, February 22, 2007. A copy of the transcript of the call, including the question and answer session, is attached hereto as Exhibit 99.02.
     During the conference call, GAAP product gross margins for the fourth quarter of 2005 were incorrectly stated as 50.5%, and non-GAAP product gross margins, after adjusting for stock compensation, for the third quarter of 2006 were incorrectly stated as 53.1%. The correct amounts are 53.5% for GAAP product gross margins for the fourth quarter of 2005 and 54.2% for non-GAAP product gross margins for the third quarter of 2006.
     The information contained in this Item 2.02 and Exhibits 99.01 and 99.02 hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this Item 2.02 and Exhibits 99.01 and 99.02 hereto shall not be incorporated by reference into any filing of the Registrant with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, regardless of any general incorporation language in such filings.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated February 8, 2007 announcing the Registrant’s financial results for the quarter and fiscal year ended December 31, 2006.

99.02	Transcript of the Registrant’s publicly available investor and analyst conference call held on February 8, 2006 presenting the financial results for the quarter and fiscal year ended December 31, 2006, including question and answer session.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2007		SILICON IMAGE, INC.
	By:	/s/ Ed Lopez
Ed Lopez
Chief Legal Officer

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Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated February 8, 2007 announcing the Registrant’s financial results for the quarter and fiscal year ended December 31, 2006.

99.02	Transcript of the Registrant’s publicly available investor and analyst conference call held on February 8, 2006 presenting the financial results for the quarter and fiscal year ended December 31, 2006, including question and answer session.